UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

        DATE OF REPORT (Date of earliest event reported): August 15, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                      0-31951                  35-1594017
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Items 1-4.                 Not Applicable

Item 5.                    Not Applicable

Item 6.                    Not Applicable.

Item 7.           Financial Statements and Exhibits.

                           (a) Not applicable.

                           (b) Not applicable.

                           (c) Not applicable.

Item 8.                    Not Applicable.

Item 9.                    (99) Quarterly Financial Statement








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


                                 Monroe Bancorp
                              (Monroe Bancorp logo)



                          Quarterly Financial Statement
                               Second Quarter 2002

August 5, 2002

Dear Shareholders and Friends,


The second quarter of 2002 proved to be another successful one for your Company. For the quarter ended June 30, 2002, net income was $1,563,000 or $0.26 per common share, compared to $1,504,000 and $0.24 per common share for the same period in 2001, an increase of 3.9 percent.

We opened a third Hendricks County branch in May in Brownsburg. While our operation in Hendricks County is slowing our earnings growth rate, we are pleased by our ability to attract new business in this rapidly growing market. All three locations are progressing ahead of plan with $40,213,000 in deposits and sweep accounts, and $25,866,000 in loans as of June 30, 2002.

Excluding the start-up operation in Hendricks County, the Company generated a
9.3 percent increase in net income. The period-to-period comparison is also affected by a $53,000 after-tax gain the Bank received during the second quarter of 2001 on the sale of a small piece of land to the City of Bloomington for a road construction project. Deducting this one-time gain from net income for the second quarter of 2001 would increase the net income growth rate to 13.3 percent.

Your Company's net income for the six months ended June 30, 2002 was $3,062,000 or $0.50 per common share, compared to $2,951,000 and $0.48 per common share for the same period in 2001, an increase of 3.8 percent. Net interest income, after the provision for loan loss, for the first six months of 2002 was $8,722,000 or
11.8 percent greater than the same period of 2001.

We are strongly encouraged by our continued success in growing noninterest income, and these revenue sources remain a top priority:

o Total noninterest income, excluding realized and unrealized security gains or losses, totaled $2,903,000 for the six months ended June 30, 2002, a
     13.4 percent increase over the same period in 2001.

o Deposit-related fee income for the first six months of 2002 totaled $1,257,000, a 19.7 percent increase over the same period of 2001.

o Commissions earned on the sale of investment products for the six months ended June 30, 2002 were $411,000, or 32.6 percent greater than the same period of 2001.

o Revenue derived from the sale of fixed rate mortgages was up 26.1 percent for the quarter and 71.6 percent for the first six months of 2002 compared to the same periods of 2001.

The Bank also had strong growth in loans and deposits. Total deposits for the Company reached $403,496,000 as of June 30, 2002, an 11.5 percent increase from June 30, 2001. Total loans of $381,267,000 at June 30, 2002 increased 17.7 percent over the June 30, 2001 total of $323,825,000.

Total assets for the Company as of June 30, 2002 were $528,444,000 compared to $455,648,000 at June 30, 2001, a 16.0 percent increase. Return on equity (ROE) for the six months ended June 30, 2002 was 14.84 percent, compared to the ROE for the calendar year ending December 31, 2001 of 14.52 percent.

As I mentioned in this letter last quarter, attaining significant earnings growth for 2002 remains our objective. The efforts described above are meant to position us to achieve this goal.

On behalf of the directors, officers and staff of Monroe Bancorp and Monroe Bank, I thank you for your continued support.


Respectfully,

Mark D. Bradford
President and Chief Executive Officer

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

Monroe Bancorp
Second Quarterly Financial Statement

Financial Highlights as of June 30

($ in thousands, except per share data)
                                                                   Percent
                                       2002          2001          Change
----------------------------------------------------------------------------

Operating results *
Interest income                      $ 15,000      $ 16,040         (6.5)%
Interest expense                        5,726         7,917        (27.7)
Net interest income                     9,274         8,123         14.2
Provision for loan losses                 552           320         72.5
Income taxes                            1,530         1,560         (1.9)
Net income                              3,062         2,951          3.8

Per Share Data
Net income-basic and diluted *           0.50          0.48          4.2
Dividends *                              0.24          0.22          9.1
Book value at quarter end                6.96          6.45          7.9

June 30, Balances
Total assets                          528,444       455,648         16.0
Total deposits                        443,399       361,841         22.5
Net loans                             377,081       319,935         17.9
Shareholders' equity                   42,456        39,629          7.1

Selected Financial Ratios
Return on average assets                 1.21%         1.35%
Return on average equity                14.84         15.31
Allowance for loan losses as a
     percentage of total loans           1.10          1.20


* Six months ended June 30


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

                [TOTAL ASSETS AS OF JUNE 30, CHART APPEARS HERE]

                                 (000s omitted)
                    1998      1999       2000       2001       2002
                  ---------------------------------------------------
Total Assets      $343,849  $394,453   $444,371   $455,648   $528,444



Monroe Bancorp and Subsidiary
Consolidated Balance Sheet
June 30
(Unaudited)
($ in thousands)

                                                 2002         2001
ASSETS                                         ---------    ---------
Cash and cash equivalents:
  Cash and non-interest
    bearing deposits .......................   $  17,575    $  21,512
  Federal funds sold .......................       9,200        5,800
                                               ---------    ---------
       Total cash and cash equivalents .....      26,775       27,312
Held-to-maturity securities ................      66,682       66,545
Available-for-sale securities ..............      30,352       17,936
Trading securities .........................       5,188        3,113
Loans, net of allowance for loan losses
   of $4,186 and $3,890 ....................     377,081      319,935
Bank premises and equipment ................      11,977       10,664
FHLB stock .................................       1,882        1,350
Accrued interest receivable ................       3,435        3,736
Other assets ...............................       5,072        5,057
                                               ---------    ---------
                  Total assets .............   $ 528,444    $ 455,648
                                               =========    =========

LIABILITIES AND
  SHAREHOLDERS' EQUITY
Deposits ...................................   $ 403,496    $ 361,841
Repurchase agreements ......................      39,903       35,267
Other borrowings ...........................      36,950       12,699
Accrued interest payable ...................         935        1,175
Other liabilities ..........................       4,704        5,037
                                               ---------    ---------
                  Total liabilities ........     485,988      416,019
                                               ---------    ---------
Shareholders' equity:
  Common stock, no par value ...............         137          137
  Additional paid-in capital ...............       3,362        3,347
  Retained earnings ........................      39,047       35,992
  Net unrealized gain on
    available-for-sale securities ..........         507          261
  Unearned ESOT shares .....................        (597)        (108)
                                               ---------    ---------
                  Total shareholders' equity      42,456       39,629
                                               ---------    ---------
                  Total liabilities and
                    shareholders' equity ...   $ 528,444    $ 455,648
                                               =========    =========

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

        [NET INCOME FOR THE SIX MONTHS ENDED JUNE 30, CHART APPEARS HERE]

                                 (000s omitted)
                    1998      1999       2000       2001       2002
                  ---------------------------------------------------
Net Income        $2,306    $2,276     $2,603     $2,951     $3,062



Monroe Bancorp and Subsidiary
Consolidated Statement of Income
Six Months Ended June 30
(Unaudited)
($ in thousands, except per share data)



                                               2002        2001
                                             --------    --------
Interest income ..........................   $ 15,000    $ 16,040
Interest expense .........................      5,726       7,917
                                             --------    --------
     Net interest income .................      9,274       8,123
Provision for loan losses ................        552         320
                                             --------    --------
     Net interest income after provision
        for loan losses ..................      8,722       7,803
Other operating income ...................      2,903       2,422
Other operating expenses .................      7,033       5,714
                                             --------    --------
      Income before income tax ...........      4,592       4,511
Income tax provision .....................      1,530       1,560
                                             --------    --------
                   Net income ............      3,062       2,951

Retained earnings --
  beginning of year ......................     37,449      34,392
Dividends ($.24 and $.22 per share in 2002
  and 2001, respectively) ................     (1,464)     (1,351)
                                             --------    --------
Retained earnings -- end of period .......   $ 39,047    $ 35,992
                                             ========    ========

Basic and diluted net income per share ...   $   0.50    $   0.48
                                             ========    ========



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

Monroe Bancorp Board of Directors
---------------------------------
David D. Baer, Chairman
Bradford J Bomba, Jr., M.D.
Mark D. Bradford, President and CEO
Steven R. Crider
Timothy D. Ellis
Joyce Claflin Harrell
Paul W. Mobley
Richard P. Rechter
Charles R. Royal, Jr.

Stock Transfer Agent and Registrar
----------------------------------
Please contact Monroe Bancorp's transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership, or other matters pertaining to your stock account.

Registrar and Transfer Company
------------------------------
10 Commerce Drive
Cranford, New Jersey  07016
(800) 368-5948
kbrotz@rtco.com

Investor Information
--------------------
Corporate Headquarters
----------------------
Monroe Bancorp
210 E. Kirkwood Avenue
Bloomington, IN  47408
(812) 336-0201

Stock Symbol
------------
NASDAQ:MROE

Investor Contact
----------------
Mark D. Bradford
President, CEO
210 E. Kirkwood Avenue
Bloomington, IN  47408
(812) 336-0201
bradford@monroebank.com

Current News and Information
----------------------------
For the most current news releases, visit our Web site at www.monroebank.com. The
Securities and Exchange Commission maintains a Web site that contains reports, proxy and information statements including our quarterly report on Form 10-Q. Their Web site address is www.sec.gov.

              Member FDIC
              monroebank.com

              Equal Housing Lender

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

Banking Locations

Monroe County                                 Jackson County
-------------                                 --------------
Main Office *                                 1051 W. Spring Street*
210 E. Kirkwood Avenue                        Brownstown, IN  47220
Bloomington, IN  47408                        (812) 358-3171
(812) 336-0201
                                              Lawrence County
4616 W. Richland Plaza*                       ---------------
Bloomington, IN  47404                        Stone City Mall*
(812) 876-6044                                3300 W. 16th Street
                                              Bedford, IN  47421
4191 W. Third Street*                         (812) 275-7800
Bloomington, IN  47403
(812) 331-3501                                Hendricks County
                                              ----------------
1825 N. Kinser Pike*                          7517 Beechwood Centre Road
Bloomington, IN  47404                        Suite 300
(812) 331-3518                                Avon, IN  46123
                                              (317) 272-7820
306 E. Kirkwood Avenue
Bloomington, IN  47408                        65 Garner Road, Suite 400
(812) 331-3510                                Brownsburg, IN  46112
                                              (317) 858-2720
111 S. Lincoln Street
Bloomington, IN  47408                        2059 Hadley Road
(812) 331-3555                                Plainfield, IN  46168
                                              (317) 837-5201
2801 Buick-Cadillac Blvd*
Bloomington, IN  47401                        Additional ATM Locations
(812) 331-3507                                ------------------------

2490 S. Walnut Street*                        512 College Mall Road*
Bloomington, IN  47403                        Bloomington, IN
(812) 331-3514                                (Mr. D's ATM)

Retirement                                    2300 N. Walnut St.*
Community Locations                           Bloomington, IN
-------------------                           (McDonald's North ATM)
800 Bell Trace Circle
Bloomington, IN  47408                        1400 E. Third Street*
(812) 331-3575                                Bloomington, IN
                                              (Jordan Square ATM)
2455 Tamarack Trail*
Bloomington, IN 47408                         1789 E. Tenth Street*
(812) 353-7722                                Bloomington, IN
                                              (Crosstown II ATM)
3211 E. Moores Pike
Bloomington, IN  47401                        4681 W. Richland Plaza*
(812) 353-7720                                Bloomington, IN
                                              (Ellettsville IGA ATM)

                                              *Indicates 24-hour ATM location.

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